UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 26, 2013 (March 14, 2013)

Giggles N Hugs, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	333-138944	20-1681362
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Santa Monica Blvd., Suite 155, Los Angeles, CA 90067

(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code 310-553-4847

______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On March 20, 2013, Giggles N Hugs, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (SEC Accession No. 0001493152-13-000450) (the “Original 8-K”) indicating that the Company’s previously issued financial statements, as presented in the Company’s quarterly reports on Form 10-Q for the periods ended March 31, 2012, June 30, 2012, and September 30, 2012, should no longer be relied upon. The Company is filing this amendment to the Original 8-K in order to clarify its relationship with Carrollton Partners, LLC (the “Advisor”) and to provide certain additional information relating to the contemplated amendment of the Company’s 2012 Form 10-Q filings.

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On March 14, 2013, the Company received notice from the Advisor that the Company’s previously issued financial statements, as presented in the Company’s quarterly reports on Form 10-Q for the periods ended March 31, 2012, June 30, 2012, and September 30, 2012, should no longer be relied upon.

While Joey Parsi, the Company’s Chief Executive Officer and a member of its Board of Directors, is also the Company’s Principal Financial Officer, the Company has effectively outsourced its internal accounting function to the Advisor.

Mr. Parsi and the Advisor discussed the matters disclosed in the Original 8-K with DeJoya Griffith & Company, LLC, the Company’s certified independent auditor. The Company intends to file revised financial statements as restated 10-Q/A filings on or before May 3, 2013.

Stock Compensation

As described in the Company’s Form 8-K filed February 27, 2012 (SEC Accession No. 0001077048-12-000089), the Company authorized a 2012 Stock Option Plan (the “Plan”) on February 3, 2012. The Company failed to account for $891,383 of stock options issued pursuant to the Plan.

Total stock-based compensation expense in connection with options granted to employees recognized in the consolidated statement of operations for the periods ended March 31, 2012, June 30, 2012, and September 30, 2012 were incorrectly omitted. The Company’s current estimates of the effects of the corrections to the income statement of the Company are to adjust stock based compensation expense for an increase of $891,383 for the three months ended March 31, 2012 and corresponding increase in stock based compensation for the three months periods ended June 30, 2012 and September 30, 2012.

For the three months ended	March 31, 2012	June 30, 2012	September 30, 2012
Employee Stock Compensation Expense, as filed	$209,500	$0	$0
Employee Stock Compensation Expense estimated, as restated	$1,100,883	$0	$0
Adjustment increasing expense	$891,383	$0	$0

For the period to date ending	March 31, 2012	June 30, 2012	September 30, 2012
Employee Stock Compensation Expense, as filed	$209,500	$209,500	$209,500
Employee Stock Compensation Expense estimated, as restated	$1,100,883	$1,100,883	$1,100,883
Adjustment increasing expense	$891,383	$891,383	$891,383

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Giggles N Hugs, Inc.

Date: April 26, 2013

	By:	/s/ Joey Parsi
	Name:	Joey Parsi
	Title:	Chief Executive Officer